UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 15, 2004

                                 SUFFOLK BANCORP
             (Exact name of registrant as specified in its charter)

            New York                  0-13580                    11-2708279
(State or other jurisdiction of     (Commission                (IRS Employer
 incorporation or organization)     File Number)             Identification No.)

  4 West Second Street, Riverhead, New York                        11901
  (Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (631) 727-5667

                                       N/A
          (Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition

      Attached as an exhibit is the Company's earnings release for the three and twelve months ended December 31, 2003.

                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  SUFFOLK BANCORP


Dated:  January 15, 2004                    By: /s/ Douglas Ian Shaw
                                                --------------------
                                            Vice President & Corporate Secretary


                                  EXHIBIT INDEX

99.1 Earnings release for the twelve months ended December 31, 2003, dated January 15, 2004.